Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	BGPT Trebia LP

Address of Joint Filer:	c/o System1, Inc.
4235 Redwood Avenue
Marine Del Rey, CA 90066

Relationship of Joint Filer to Issuer:	10% Owner, Director

Issuer Name and Ticker or Trading Symbol:	System1, Inc. [SST]

Date of Earliest Transaction Required
to be Reported
(Month/Day/Year):	March 17, 2022

Designated Filer:	BGPT Trebia LP

Signature:

BGPT TREBIA LP
By its general partner, Bridgeport Partners GP LLC

/s/ Frank R. Martire, Jr.
Name: Frank R. Martire, Jr.
Title: Member

/s/ Frank Martire, III
Name: Frank Martire, III
Title: Member

Dated: March 21, 2022

Joint Filer Information
(continued)

Name of Joint Filer:	Bridgeport Partners GP LLC

Address of Joint Filer:	c/o System1, Inc.
4235 Redwood Avenue
Marine Del Rey, CA 90066

Relationship of Joint Filer to Issuer:	10% Owner, Director

Issuer Name and Ticker or Trading Symbol:	System1, Inc. [SST]

Date of Earliest Transaction Required
to be Reported
(Month/Day/Year):	March 17, 2022

Designated Filer:	BGPT Trebia LP

Signature:

BRIDGEPORT PARTNERS GP LLC

/s/ Frank R. Martire, Jr.
Name: Frank R. Martire, Jr.
Title: Member

/s/ Frank Martire, III
Name: Frank Martire, III
Title: Member

Dated: March 21, 2022

Joint Filer Information
(continued)

Name of Joint Filer:	Frank R. Martire, Jr.

Address of Joint Filer:	c/o System1, Inc.
4235 Redwood Avenue
Marine Del Rey, CA 90066

Relationship of Joint Filer to Issuer:	10% Owner, Director

Issuer Name and Ticker or Trading Symbol:	System1, Inc. [SST]

Date of Earliest Transaction Required
to be Reported
(Month/Day/Year):	March 17, 2022

Designated Filer:	BGPT Trebia LP

Signature:

/s/ Frank R. Martire, Jr.
Frank R. Martire, Jr.

Dated: March 21, 2022

Joint Filer Information
(continued)

Name of Joint Filer:	Frank Martire, III

Address of Joint Filer:	c/o System1, Inc.
4235 Redwood Avenue
Marine Del Rey, CA 90066

Relationship of Joint Filer to Issuer:	10% Owner, Director

Issuer Name and Ticker or Trading Symbol:	System1, Inc. [SST]

Date of Earliest Transaction Required
to be Reported
(Month/Day/Year):	March 17, 2022

Designated Filer:	BGPT Trebia LP

Signature:

/s/ Frank Martire, III
Frank Martire, III

Dated: March 21, 2022